NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,972.30
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $13,740.50
+ Annual Premium*                           $ 4,500.00
- Premium Expense Charge**                  $   225.00
- Monthly Deduction***                      $   697.52
- Mortality & Expense Charge****            $   158.73
+ Hypothetical Rate of Return*****            ($186.95)
                                            ----------
=                                           $   16,972 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month              COI
          -----              ---
           1              $ 58.05
           2              $ 58.07
           3              $ 58.08
           4              $ 58.09
           5              $ 58.11
           6              $ 58.12
           7              $ 58.13
           8              $ 58.15
           9              $ 58.16
          10              $ 58.17
          11              $ 58.19
          12              $ 58.20

          Total           $697.52


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month      Interest
          -----      --------
           1         ($16.01)
           2         ($15.93)
           3         ($15.85)
           4         ($15.77)
           5         ($15.69)
           6         ($15.62)
           7         ($15.54)
           8         ($15.46)
           9         ($15.38)
          10         ($15.31)
          11         ($15.23)
          12         ($15.15)

       Total        ($186.95)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $16,972.30
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   13,368 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $20,431.24
                      = $400,000


POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4           $16,042.79
+ Annual Premium*                           $ 4,500.00
- Premium Expense Charge**                  $   225.00
- Monthly Deduction***                      $   692.34
- Mortality & Expense Charge****            $   179.51
+ Hypothetical Rate of Return*****          $   985.28
                                            ----------
=                                           $   20,431 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 57.70
           2           $ 57.70
           3           $ 57.70
           4           $ 57.70
           5           $ 57.70
           6           $ 57.70
           7           $ 57.69
           8           $ 57.69
           9           $ 57.69
          10           $ 57.69
          11           $ 57.69
          12           $ 57.69

          Total        $692.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1            $ 81.90
           2            $ 81.94
           3            $ 81.97
           4            $ 82.01

           5            $ 82.05
           6            $ 82.09
           7            $ 82.13
           8            $ 82.16
           9            $ 82.20
          10            $ 82.24
          11            $ 82.28
          12            $ 82.32
          Total         $985.28

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                 $20,431.24
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   16,827 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $24,492.14
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $18,639.69
+ Annual Premium*                            $ 4,500.00
- Premium Expense Charge**                   $   225.00
- Monthly Deduction***                       $   686.38
- Mortality & Expense Charge****             $   202.93
+ Hypothetical Rate of Return*****           $ 2,466.76
                                             ----------
=                                            $   24,492 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---
           1           $ 57.31
           2           $ 57.29
           3           $ 57.27
           4           $ 57.25
           5           $ 57.23
           6           $ 57.21
           7           $ 57.19
           8           $ 57.17
           9           $ 57.15
          10           $ 57.13
          11           $ 57.11
          12           $ 57.09

          Total        $686.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1          $  199.37
           2          $  200.46
           3          $  201.57
           4          $  202.68
           5          $  203.81
           6          $  204.94
           7          $  206.08
           8          $  207.23
           9          $  208.39
          10          $  209.56
          11          $  210.74
          12          $  211.93

       Total          $2,466.76

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $24,492.14
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   20,888 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $119,113.45
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $96,450.34
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,500.00
- Monthly Deduction***                     $ 3,424.31
- Mortality & Expense Charge****           $ 1,107.82
+ Hypothetical Rate of Return*****         ($1,304.76)
                                           ----------
=                                          $  119,113 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  284.95
           2         $  285.02
           3         $  285.10
           4         $  285.17
           5         $  285.25
           6         $  285.32
           7         $  285.40
           8         $  285.47

           9         $  285.55
          10         $  285.62
          11         $  285.69
          12         $  285.77

       Total         $3,424.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         ($111.12)
           2         ($110.69)
           3         ($110.25)
           4         ($109.81)
           5         ($109.38)
           6         ($108.94)
           7         ($108.51)
           8         ($108.08)
           9         ($107.64)
          10         ($107.21)
          11         ($106.78)
          12         ($106.35)

       Total       ($1,304.76)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $119,113.45
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    98,273 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $143,160.19
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $112,428.69
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  3,388.30
- Mortality & Expense Charge****            $  1,251.94
+ Hypothetical Rate of Return*****          $  6,871.74
                                            -----------
=                                           $   143,160 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  282.51
           2         $  282.49
           3         $  282.46
           4         $  282.43
           5         $  282.40
           6         $  282.37
           7         $  282.34
           8         $  282.32
           9         $  282.29
          10         $  282.26
          11         $  282.23
          12         $  282.20

       Total         $3,388.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------
           1          $  568.54
           2          $  569.28
           3          $  570.02
           4          $  570.76
           5          $  571.51
           6          $  572.25
           7          $  573.01
           8          $  573.76
           9          $  574.51
          10          $  575.27
          11          $  576.03
          12          $  576.80

         Total        $6,871.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $143,160.19
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   122,320 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $171,368.77
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $130,437.91
+ Annual Premium*                         $ 30,000.00
- Premium Expense Charge**                $  1,500.00
- Monthly Deduction***                    $  3,346.96
- Mortality & Expense Charge****          $  1,414.35
+ Hypothetical Rate of Return*****        $ 17,192.17
                                          -----------
=                                         $   171,369 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
              1      $  279.77
              2      $  279.62
              3      $  279.46
              4      $  279.31
              5      $  279.16
              6      $  279.00
              7      $  278.84
              8      $  278.68
              9      $  278.52
             10      $  278.36
             11      $  278.20
             12      $  278.04

          Total      $3,346.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         $ 1,383.85
           2         $ 1,392.49
           3         $ 1,401.20
           4         $ 1,409.98
           5         $ 1,418.83
           6         $ 1,427.76
           7         $ 1,436.75
           8         $ 1,445.82
           9         $ 1,454.97
          10         $ 1,464.18
          11         $ 1,473.48

          12         $ 1,482.85

       Total         $17,192.17

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $171,368.77
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   150,529 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,139.44
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $13,121.88
+ Annual Premium*                           $ 4,500.00
- Premium Expense Charge**                  $   225.00
- Monthly Deduction***                      $   926.32
- Mortality & Expense Charge****            $   152.04
+ Hypothetical Rate of Return*****            ($179.07)
                                            ----------
=                                           $   16,139 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 69.59
           2           $ 69.61
           3           $ 69.63

           4           $ 69.65
           5           $ 69.67
           6           $ 69.68
           7           $ 69.70
           8           $ 69.72
           9           $ 69.74
          10           $ 69.76
          11           $ 69.78
          12           $ 69.80

       Total           $836.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1          ($15.44)
           2          ($15.34)
           3          ($15.25)
           4          ($15.16)
           5          ($15.06)
           6          ($14.97)
           7          ($14.88)
           8          ($14.78)
           9          ($14.69)
          10          ($14.60)
          11          ($14.50)
          12          ($14.41)

       Total         ($179.07)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $16,139.44
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   12,535 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $19,479.53
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $15,351.94
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   225.00
- Monthly Deduction***                     $   920.32
- Mortality & Expense Charge****           $   172.18
+ Hypothetical Rate of Return*****         $   945.09
                                           ----------
=                                          $   19,480 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 69.18
           2           $ 69.18
           3           $ 69.19
           4           $ 69.19
           5           $ 69.19
           6           $ 69.19
           7           $ 69.19
           8           $ 69.20
           9           $ 69.20
          10           $ 69.20
          11           $ 69.20
          12           $ 69.21

       Total           $830.32


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1            $ 79.03
           2            $ 78.98
           3            $ 78.93
           4            $ 78.88
           5            $ 78.83
           6            $ 78.78
           7            $ 78.73
           8            $ 78.68
           9            $ 78.63
          10            $ 78.58
          11            $ 78.53
          12            $ 78.48

          Total         $945.09

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $19,479.53
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   15,876 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $23,405.63
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $17,869.69

+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   225.00
- Monthly Deduction***                     $   913.42
- Mortality & Expense Charge****           $   194.91
+ Hypothetical Rate of Return*****         $ 2,369.27
                                           ----------
=                                          $   23,406 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 68.72
           2           $ 68.70
           3           $ 68.68
           4           $ 68.67
           5           $ 68.65
           6           $ 68.63
           7           $ 68.61
           8           $ 68.59
           9           $ 68.57
          10           $ 68.55
          11           $ 68.53
          12           $ 68.51

          Total        $823.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1          $  192.49
           2          $  193.36
           3          $  194.25
           4          $  195.14
           5          $  196.03

           6          $  196.94
           7          $  197.85
           8          $  198.77
           9          $  199.70
          10          $  200.63
          11          $  201.58
          12          $  202.53

          Total       $2,369.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $23,405.63
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   19,802 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $108,696.64
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $88,494.50
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,500.00
- Monthly Deduction***                     $ 6,069.36
- Mortality & Expense Charge****           $ 1,023.29
+ Hypothetical Rate of Return*****         ($1,205.21)
                                           -----------
=                                          $  108,697 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.


*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  497.27
           2         $  497.45
           3         $  497.64
           4         $  497.82
           5         $  498.01
           6         $  498.19
           7         $  498.37
           8         $  498.56
           9         $  498.74
          10         $  498.92
          11         $  499.10
          12         $  499.29

          Total      $5,979.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         ($103.84)
           2         ($103.21)
           3         ($102.59)
           4         ($101.97)
           5         ($101.36)
           6         ($100.74)
           7         ($100.12)
           8          ($99.50)
           9          ($98.89)
          10          ($98.28)
          11          ($97.66)
          12          ($97.05)

          Total    ($1,205.71)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $108,696.64
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    87,857 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $131,217.29
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $103,524.82
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  6,010.60
- Mortality & Expense Charge****            $  1,159.10
+ Hypothetical Rate of Return*****          $  6,362.18
                                            -----------
=                                           $   131,217 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  493.29
           2         $  493.30
           3         $  493.32
           4         $  493.34
           5         $  493.36
           6         $  493.37
           7         $  493.39
           8         $  493.41

           9         $  493.43
          10         $  493.45
          11         $  493.46
          12         $  493.48

          Total      $5,920.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1          $  531.67
           2          $  531.40
           3          $  531.13
           4          $  530.86
           5          $  530.59
           6          $  530.32
           7          $  530.05
           8          $  529.78
           9          $  529.51
          10          $  529.23
          11          $  528.96
          12          $  528.68

          Total       $6,362.18

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $131,217.29
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   110,377 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $157,690.98
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $120,493.74
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  5,943.02
- Mortality & Expense Charge****            $  1,312.37
+ Hypothetical Rate of Return*****          $ 15,952.64
                                            -----------
=                                           $   157,691 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  488.79
           2         $  488.61
           3         $  488.42
           4         $  488.23
           5         $  488.05
           6         $  487.86
           7         $  487.67
           8         $  487.47
           9         $  487.28
          10         $  487.08
          11         $  486.88
          12         $  486.69

          Total      $5,853.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------
           1         $ 1,295.23
           2         $ 1,301.27
           3         $ 1,307.36
           4         $ 1,313.50
           5         $ 1,319.69
           6         $ 1,325.94
           7         $ 1,332.23
           8         $ 1,338.58
           9         $ 1,344.98
          10         $ 1,351.43
          11         $ 1,357.94
          12         $ 1,364.69

          Total      $15,952.64

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $157,690.98
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   136,851 (rounded to the nearest dollar)